UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017

Commission File Number 000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93-0549963
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

Merger Agreement with Jacobs Engineering Group Inc.

On August 1, 2017, CH2M HILL Companies, Ltd. (“CH2M” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jacobs Engineering Group Inc. (“Jacobs”) and Basketball Merger Sub Inc., a wholly-owned subsidiary of Jacobs (“Merger Sub”). The Merger Agreement provides for the merger of CH2M with and into Merger Sub, with CH2M continuing as the surviving company and a direct, wholly-owned subsidiary of Jacobs (the “Merger”). The respective Boards of Directors of Jacobs and CH2M have unanimously approved the Merger Agreement, and the Board of Directors of CH2M recommends that the stockholders of CH2M adopt the Merger Agreement.

Consideration to CH2M Stockholders.  Subject to the terms and conditions of the Merger Agreement, holders of CH2M common stock (including shares of CH2M preferred stock deemed converted to shares of common stock at closing) will receive per share consideration currently valued at $88.08 per share, or approximately $2.85 billion in the aggregate (based on the closing price of Jacobs common stock on July 28, 2017).

Each outstanding share of CH2M common stock will be cancelled and converted in the Merger into the right to receive, at the election of the holder thereof, (i) a combination of $52.85 in cash and 0.6677 shares of Jacobs common stock, (ii) $88.08 in cash or (c) 1.6693 shares of Jacobs common stock. Each outstanding share of CH2M preferred stock will be deemed converted into shares of CH2M common stock in accordance with the Certificate of Designation for such preferred stock, and such shares will also be automatically converted into the right to receive, at the election of the holder thereof, the same merger consideration. Stockholder elections with respect to the form of merger consideration to be received in connection with the Merger Agreement will be subject to proration, such that the overall consideration to be paid by Jacobs in connection with the Merger will be 60% in the form of cash and 40% in the form of shares of Jacobs common stock.

Treatment of CH2M Equity Awards.  Pursuant to the Merger Agreement, the outstanding equity awards of CH2M will be treated as follows:

•                  Other than Assumed Restricted Stock Units and Assumed Performance Stock Units (each as defined below), each outstanding option, restricted stock unit, phantom stock award or other equity or equity-based award in respect of CH2M common stock (collectively, “Company Accelerated Equity Awards”) will vest (treating any performance-based vesting condition as having been attained at “target”). Company Accelerated Equity Awards (other than outstanding shares subject to a right of repurchase in favor of the Company or risk of forfeiture (“Restricted Shares”)) shall be cancelled in exchange for a cash payment determined in accordance with the terms of the Merger Agreement.

•                  Each Restricted Share will vest and will be converted into the right to receive, at the election of the holder thereof, the merger consideration described above with respect to each outstanding share of CH2M common stock.

•                  Each restricted stock unit granted under CH2M’s Amended and Restated Long-Term Incentive Plan after February 28, 2017 and held by an employee of the Company who will continue to be employed by Jacobs after the closing of the Merger (a “Continuing Employee”) (each, an “Assumed Restricted Stock Unit”) will be converted into a restricted stock unit in respect of Jacobs common stock based on the exchange ratio set forth in the Merger Agreement on the same terms and conditions (including applicable vesting requirements) under the Amended and Restated Long-Term Incentive Plan and award agreement evidencing such Assumed Restricted Stock Unit.

•                  Each performance stock unit granted under CH2M’s Amended and Restated Long-Term Incentive Plan after February 28, 2017 and held by a Continuing Employee (each, an “Assumed Performance Stock Unit”) will be converted into a restricted stock unit in respect of Jacobs common stock based on the exchange ratio set forth in the Merger Agreement, with all applicable performance goals deemed achieved at target, in accordance with the terms of the Amended and Restated Long-Term Incentive Plan and award agreement evidencing such Assumed Performance Stock Unit (and will vest in substantially equal installments on each of the first three anniversaries of the original date of grant, subject to accelerated vesting, if any, provided in the Amended and Restated Long-Term Incentive Plan or award agreement evidencing such Assumed Performance Stock Unit).

Conditions to Closing.  Completion of the Merger is subject to certain customary conditions, including, adoption of the Merger Agreement by CH2M stockholders, approval of the listing of the shares of Jacobs common stock to be issued in the Merger on the New York Stock Exchange (“NYSE”), receipt of required antitrust approvals and effectiveness of Jacobs’ registration statement on Form S-4 registering the shares to be issued in connection with the Merger.

Representations, Warranties and Covenants.  The Merger Agreement contains customary representations, warranties and covenants made by each of Jacobs, CH2M, and Merger Sub. CH2M is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction. CH2M is required to convene a special meeting of its stockholders to vote on the adoption of the Merger Agreement.

Board Representation.  Prior to the Closing, Jacobs will designate and appoint one director from the CH2M Board of Directors who qualifies as an “independent director” under applicable NYSE rules to the Board of Directors of Jacobs as of immediately after the Effective Time, to serve in such capacity until his or her successor is duly elected or appointed and qualified in accordance with applicable law.

Termination Rights.  Both Jacobs and CH2M may terminate the Merger Agreement under certain specified circumstances, including if the Merger is not consummated within nine months of the date of signing, subject to a three month extension under certain circumstances (the “Outside Date”), if the approval of the CH2M stockholders is not obtained, and if CH2M’s Board of Directors makes an adverse recommendation change with respect to the proposed transaction or to enter into a superior acquisition proposal.  In certain circumstances in connection with the termination of the Merger Agreement, including if CH2M’s Board of Directors changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an agreement with respect to a superior proposal, CH2M must pay to Jacobs a termination fee equal to $85,444,783.80. Additionally, in the event that either CH2M or Jacobs terminates the Merger Agreement as a result of the failure by CH2M’s stockholders to adopt the Merger Agreement, CH2M must reimburse Jacobs for its reasonable and documented out-of-pocket expenses in connection with the Merger (in an amount not to exceed $15 million).

The foregoing summary of the Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the agreement. They are not intended to provide any other factual information about Jacobs, CH2M or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Jacobs, CH2M, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Jacobs or CH2M. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Jacobs or CH2M and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Modifications to the 2017 CH2M Bonus Plans

On August 1, 2017, in connection with the Merger Agreement, CH2M amended each of its 2017 Short-Term Incentive Plan and 2017 Performance Bonus Plan (collectively, the “Bonus Plans”) to provide that (1) bonuses under the Bonus Plans shall be paid to eligible employees who are participants in the applicable Bonus Plan immediately prior to the Closing in two installments: (i) 75% of the actual bonus amount under the applicable Bonus Plan to which an employee would be entitled for the full calendar year under the terms of the applicable plan based on actual performance for the period beginning January 1, 2017 and ending September 30, 2017, up to an amount equal to 75% of such employee’s target bonus amount, (pro-rated for the partial year of employment) shall be paid within 10 business days following the Effective Time and (ii) an amount equal to the difference, if any, between (A) the actual bonus amount to which such employee would be entitled under the terms of the applicable Bonus Plan for the full performance period based on actual performance during such period and (B) the amount paid to such employee pursuant to subclause (i) above, shall be paid at the time that the bonuses under the applicable Bonus Plan would normally be paid by the Company (but no later than March 15, 2018), and (2) employees must remain employed through the applicable date of payment to receive a bonus under the applicable Bonus Plan, except if the employee is terminated without cause following the Closing but prior to payment, such employee will be eligible to receive any bonus under the applicable Bonus Plan payable at the same time bonuses are paid to other employees.

Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, Jacobs and AP VIII CH2 Holdings, L.P. (an entity affiliated with Apollo Global Management, LLC holding shares of CH2M preferred stock) entered into a support agreement (the “Support Agreement”) whereby such stockholder will be obligated to vote their shares of CH2M common stock in favor of the adoption of the Merger Agreement and against any alternative acquisition proposals. The foregoing description of the Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

AP VIII CH2 Holdings, L.P. has also approved CH2M’s entry into the Merger Agreement in accordance with the requirements of the Certificate of Designation of CH2M’s preferred stock.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It

Jacobs will file a Registration Statement on Form S-4 that will include a proxy statement of CH2M that also constitutes a prospectus of Jacobs and other documents concerning the proposed transaction with the SEC. The definitive proxy statement/prospectus will be delivered to stockholders of CH2M.  INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the definitive proxy statement/prospectus (when it is available) and other documents filed by CH2M and Jacobs with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other documents may also be obtained for free by going to CH2M’S Investor Relations page on its corporate website at http://ir.ch2m.com or by contacting CH2M Investor Relations by telephone at (720) 286-2000 or by mail at 9191 South Jamaica Street, Englewood, Colorado 80112 or by contacting Jacobs Investor Relations by e-mail at investor.relations@jacobs.com, by telephone at (626) 578-3500 or by mail at 1999 Bryan Street, Suite 1200, Dallas, TX, 75201.

Participants in the Solicitation

CH2M, Jacobs, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed “participants” in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of CH2M stockholders or Jacobs stockholders generally, will be set forth in the definitive proxy statement/prospectus when it is filed with the SEC. Information regarding CH2M’s directors and executive officers and their beneficial ownership of CH2M common stock is also set forth in CH2M’s annual proxy statement on Schedule 14A filed with the SEC on April 24, 2017, and is supplemented by other public filings made, and to be made, with the SEC by CH2M. This document is available free of charge at the SEC’s website at www.sec.gov or by going to CH2M’S Investor Relations page on its corporate website at http://ir.ch2m.com. Information concerning Jacobs’ directors and executive officers and their beneficial ownership of Jacobs common stock is set forth in Jacobs’ annual proxy statement on Schedule 14A filed with the SEC on December 9, 2016. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Jacobs’ Investor Relations page on its corporate website at http://invest.jacobs.com/investors.

Forward-Looking Statements

This communication contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding our future financial performance, results of operations; benefits of the transaction to stockholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined companies to drive growth; other statements regarding the proposed transaction and any other statements that are other than statements of historical fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, but their absence does not mean that a particular statement is not forward-looking. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. For example, if CH2M does not receive the required stockholder approval or the parties fail to satisfy other conditions to closing, the transaction may not be consummated. In any forward-looking statement in which CH2M or Jacobs expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the CH2M stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of CH2M and Jacobs generally, including those set forth in the filings of CH2M and Jacobs with the SEC, especially in the “Risk Factors” section of CH2M’s Annual Report on Form 10-K for the year ended December 30, 2016 filed with the SEC on March 7, 2017, the “Risk Factors” section of Jacobs’ Annual Report on Form 10-K for the year ended September 30, 2016 filed with the SEC on November 22, 2016, and Jacobs’ Quarterly Reports on Form 10-Q for the quarterly periods ended December 30, 2016 and March 31, 2017, filed with the SEC on February 8, 2017 and May 9, 2017, respectively, and in CH2M’s and Jacobs’ other periodic reports and filings with the SEC. CH2M cautions investors not to place undue reliance on the forward-looking statements contained herein. All forward-looking statements are based on information currently available to CH2M on the date hereof, and CH2M undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure under Item 1.01 set forth above relating to amendments to the Bonus Plans, which disclosure is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On August 1, 2017, CH2M’s Board of Directors called a Special Meeting of the holder of CH2M’s preferred stock for the purpose of consideration of the approval of the Merger Agreement in accordance with the Certificate of Designation of CH2M’s preferred stock (the “Meeting”).  At the Meeting, the holder of 4,821,600 shares of CH2M’s preferred stock outstanding of August 1, 2017, constituting 100% of the outstanding shares of preferred stock entitled to vote and constituting a quorum, approved CH2M’s entry into the Merger Agreement.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of August 1, 2017, by and among CH2M HILL Companies, Ltd., Jacobs Engineering Group Inc., and Basketball Merger Sub Inc.

99.1	Support Agreement, dated as of August 1, 2017, by and between Jacobs Engineering Group Inc. and AP VIII CH2 Holdings, L.P.

*Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC.  CH2M agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: August 2, 2017	By:	/s/ Thomas M. McCoy
Thomas M. McCoy
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of August 1, 2017, by and among CH2M HILL Companies, Ltd., Jacobs Engineering Group Inc., and Basketball Merger Sub Inc.

99.1	Support Agreement, dated as of August 1, 2017, by and between Jacobs Engineering Group Inc. and AP VIII CH2 Holdings, L.P.

*Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. CH2M agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.